SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2011

APPIPHANY TECHNOLOGIES HOLDINGS CORP.

 (Exact name of Company as specified in its charter)

Nevada	333-167453	30-0678378
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
403 – 1630 Pandosy St. Kelowna, British Columbia Canada V1Y 1P7 (Address of principal executive offices) Phone: (778) 478-9944 (Company’s Telephone Number)

Copy of all Communications to:

Carrillo, Huettel & Zouvas, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

Phone: 619.546.6100

Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

     .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

APPIPHANY TECHNOLOGIES HOLDINGS CORP.

Form 8-K

Current Report

ITEM 5.02.

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 10, 2011, Ian Jonas Klippenstein resigned from all positions with the Company, including but not limited to that of Secretary and Director.  The resignation did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies, practices, or otherwise.

On May 10, 2011, Jesse Keller was appointed as Secretary of the Company to serve until the next annual meeting of the shareholders and until his successor is duly appointed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPIPHANY TECHNOLOGIES HOLDINGS CORP.
Date: May 10, 2011	By: /s/ Jesse Keller
Jesse Keller
Chief Executive Officer & President

2